UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2005

CTI INDUSTRIES CORPORATION
(Exact name of registrant as specified in its charter)

Illinois	0-23115	36-2848943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22160 North Pepper Road, Barrington, IL		60010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (847) 382-1000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

        Effective February 10, 2005, CTI Industries Corporation (the “Registrant”) engaged Weiser, LLP as the Registrant’s principal accountants to audit the Registrant’s financial statements for the year ending December 31, 2004. Weiser, LLP replaces Eisner, LLP, which had previously been engaged for the same purpose, and whose dismissal was effective February 10, 2005. The decision to change the Registrant’s principal accountants was approved by the Registrant’s Audit Committee on February 10, 2005.

        The reports of Eisner, LLP, on the Registrant’s financial statements for the fiscal year ended December 31, 2003, as amended, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        Previously, effective July 22, 2003, the Registrant dismissed McGladrey & Pullen, LLP, which had been engaged as the Registrant’s principal accountants to audit the Registrant’s financial statements for the year ended December 31, 2002. The reports of McGladrey & Pullen, LLP on the Registrant’s financial statements for the fiscal year ended December 31, 2002, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        During the Registrant’s last two fiscal years ended December 31, 2002, and December 31, 2003, and in the subsequent interim periods through February 10, 2005, there were no disagreements with McGladrey & Pullen, LLP or Eisner, LLP, respectively, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey & Pullen, LLP or Eisner, LLP, would have caused either to make reference to the subject matter of the disagreements in connection with their respective reports on the financial statements for such periods.

        Neither McGladrey & Pullen, LLP nor Eisner, LLP have informed the Company of any reportable events during the Registrant’s last two fiscal years ended December 31, 2002 and 2003, respectively, and in subsequent interim periods through February 10, 2005.

        The Registrant requested that Eisner, LLP furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of this letter dated February 10, 2005 is filed as Exhibit 16 to this Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTI Industries Corporation. ———————————— (Registrant)

Date: February 14, 2005	By: /s/ Howard W. Schwan ———————————— Howard W. Schwan, President

EXHIBIT INDEX

Sequential Page Number	Exhibit Number	Document

5	16	Letter From Eisner, LLP